Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I,  Anthony Welch, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Boveran Diagnostics, Inc. on Form 10-KSB for the fiscal year ended September 30, 2008, fully complies  with the requirements of Section 13(a) or 15(d) of  the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Boveran Diagnostics, Inc.

Date:  February 13, 2009

By:

/s/ Anthony Welch

Anthony Welch

Chief Executive Officer